Investment in Lease, Net	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Investment in Lease, Net

Note 8 – Investment in Lease, net

On October 8, 2015, the Company entered into an equipment lease agreement with Biocon. The lease commenced on January 1, 2016 with a term of 60 months and monthly rental payments to the Company of approximately $1,800. At the completion of the lease term, Biocon was to own the equipment provided under the agreement. An investment in lease was established for the direct financing lease receivable at the present value of the future minimum lease payments. Interest income was recognized monthly over the lease term using the effective-interest method. Cash received was applied against the direct financing lease receivable and was presented within changes in operating assets and liabilities in the operating section of the Company’s consolidated statement of cash flows. At lease inception, an investment in lease of approximately $92,000 was recorded, net of unearned interest of approximately $14,000. Approximately $4,000 and $4,000, respectively, was recognized in interest income during each of the years ended December 31, 2018 and 2017.

As a result of the Biocon Acquisition on December 31, 2018, the equipment lease was terminated. The equipment is now included in property and equipment, net on the consolidated balance sheet as of December 31, 2018. The equipment will be depreciated over four years.